                                                             STAGECOACH FUNDS(R)

Semi-Annual Report

Strategic Growth Fund


                              [ART APPEARS HERE]

                                                                   June 30, 1998

Strategic Growth Fund
--------------------------------------------------------------------------------

Table of Contents                                          Strategic Growth Fund
--------------------------------------------------------------------------------


             Letter to Shareholders...............................2

             Performance at a Glance..............................4

             Investment Advisor Commentary........................5

             Portfolio of Investments.............................9

             Statement of Assets and Liabilities..................15

             Financial Highlights.................................19

             Notes to the Financial Statements....................23


             -----------------------------------------------------
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
             -----------------------------------------------------

Strategic Growth Fund
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1

Letter to Shareholders                                     Strategic Growth Fund
--------------------------------------------------------------------------------


Letter to Shareholders

Thank you for your investment in the Stagecoach Funds.

   We are pleased to present this Semi-Annual Report to you for the period ended June 30, 1998. The purpose of the Semi-Annual Report is to provide important information and an in-depth review of your investment. Three major topics are highlighted, including a performance summary, portfolio review, and strategic outlook for the Fund.

   For the six-month reporting period ending June 30, 1998, there were continued positive earnings for most domestic long-term investors. Stocks, as measured by the S&P 500 Index/1/ returned 30.17% as a result of strong corporate earnings and low inflation. Government bonds also performed well, with returns of 19.63% as measured by the Lehman Brothers Long Government Bond Index./2/

   During the period, the biggest event impacting the financial markets and U.S. economy was the economic crisis in Asia. The crisis began to unfold in late 1997 as Asian companies and governments could not afford to pay for excessive borrowing that had accumulated over several years. In addition, Asian currencies began to lose value, negatively affecting businesses within the region. These factors combined to create a destabilizing effect on markets throughout Asia. Lack of confidence in Asian markets prompted Asian investors to make a "flight to quality" by investing in U.S. Treasury securities, which increased U.S. Treasury security prices.

   The challenges of investing in today's markets make mutual funds one of the most popular investment vehicles. Investors poured more than $461 billion into mutual funds for the twelve-month period ended May 31, 1998, according to Strategic Insight, an industry research firm. We understand that you have a variety of investment options and appreciate your confidence in selecting us to manage your money.

Strategic Growth Fund                                     Letter to Shareholders
--------------------------------------------------------------------------------


   Over the years, the Stagecoach Funds have built a reputation for innovation, leadership and commitment to investors. In addition to our equity funds, we are proud to lead the industry by offering eight innovative asset allocation funds. Each Fund offers a comprehensive asset allocation strategy that can provide a solid foundation for any investment portfolio.

   As part of our commitment to investor education, we completely redesigned and restructured our prospectuses to make investing as simple and as informative as possible. You will find that our marketing materials and shareholder correspondence are designed to help you better understand your investment.

   We encourage you to review this Semi-Annual Report. We hope that you will find it useful and informative, and recommend that you continually review your investment portfolio with a financial consultant to determine an appropriate mix of investments to meet your ongoing needs. Thank you for your continued investment with the Stagecoach Funds.

Sincerely,


/s/ Michael J. Hogan                    /s/ R. Greg Feltus
Michael J. Hogan                        R. Greg Feltus
Senior Vice President                   Chairman and President
Wells Fargo Bank,                       of Stagecoach Funds
Mutual Fund Group

/1/ The "S&P 500 Index" is a trademark of Standard and Poor's Corporation. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over the counter markets.

/2/ The Lehman Brothers Long Government Bond Index is an unmanaged index composed of U.S. Treasury bonds with 20-year or longer maturities.

Performance at a Glance                                    Strategic Growth Fund
--------------------------------------------------------------------------------


  Average Annual Total Returns (%)/1/
--------------------------------------------------------------------------------

  Excluding Sales Charge
--------------------------------------------------------------------
                   Year-       1-Year       5-Year        Since
                  to-Date                               Inception
  Class A           8.87        16.90        17.16        19.34
--------------------------------------------------------------------
  Class B           8.55        16.17        16.21        18.23
--------------------------------------------------------------------
  Class C           8.55        16.13        16.20        18.22


  Including Sales Charge/2/
--------------------------------------------------------------------
                   Year-       1-Year       5-Year        Since
                  to-Date                               Inception
  Class A           3.13        10.79        15.90        18.17
--------------------------------------------------------------------
  Class B           3.55        11.17        16.04        18.14
--------------------------------------------------------------------
  Class C           7.55        15.13        16.20        18.22


Performance shown for the retail classes of shares of certain of the Stagecoach Funds reflects performance of predecessor fund share classes. In cases where a retail class share of a Stagecoach Fund has higher charges and/or expenses than its predecessor, the Stagecoach Fund performance has been adjusted to reflect those higher charges and/or expenses. Complete historical information about any Stagecoach Fund share class may be found in such Fund's prospectus, statement of additional information or annual report, all of which are available free of charge by calling Stagecoach Funds Investor Services at 1-800-222-8222.

There may be some additional risks associated with investments in smaller and/or newer companies because their shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks.

/1/ Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Figures quoted represent past performance, which is no guarantee of future results.

/2/ For Class A shares, the maximum front-end sales charge is 5.25%. The maximum sales charge for Class B shares is 5.00%. The maximum sales charge for Class C shares is 1.00%. Class B and Class C share performance with sales charge assumes the sales charge for the corresponding time period.

Strategic Growth Fund                              Investment Advisor Commentary
--------------------------------------------------------------------------------


Strategic Growth Fund

The Strategic Growth Fund (the "Fund") seeks to provide investors with an above-average level of capital appreciation. The Fund primarily invests in equity securities of companies expected to experience strong growth in revenues and earnings. In addition, the Fund may invest up to 40% of its assets in securities acquired in the Initial Public Offering ("IPO") market. While generally more volatile, these new issues can potentially offer greater growth opportunities.

     Jon Hickman manages the Strategic Growth Fund. Mr. Hickman joined Wells Fargo Bank in 1986 when the bank merged with Crocker National Bank. In addition to managing the Fund, he also manages several large individual equity and balanced portfolios. Mr. Hickman has an MBA in Finance from Brigham Young University.

Performance Summary

     During the six-month reporting period ended June 30, 1998, the Fund's Class A shares reported a cumulative total return of 8.87%, excluding sales charges. The Fund underperformed its benchmark, the S&P 500 Index, which returned 17.71% over the same period.

     Strategic Growth Fund's performance was subject to the uncertainty created from the Asian market crisis. As a result, we took special precaution in reviewing the Fund's portfolio to limit exposure to Asia. For example, we decreased our positions in semiconductor and personal computer related stocks because we believed that these companies would be negatively impacted by lower demand from Asian countries.



  Portfolio Data
--------------------------------------------------------------------------------
  Number of Issues                               133
--------------------------------------------------------------------------------
  Beta                                          1.29
--------------------------------------------------------------------------------
  Median Market Capitalization ($B)             $1.0
--------------------------------------------------------------------------------
  Weighted Average P/E                          46.4
--------------------------------------------------------------------------------
  Weighted Average Price  to Book                6.9
--------------------------------------------------------------------------------

Investment Advisor Commentary                              Strategic Growth Fund
--------------------------------------------------------------------------------



     The Fund did, however, benefit from a market correction in small and mid-cap issues in May. During this time, we were able to select quality issues at attractive prices. What's more, IPOs in the Fund's portfolio, such as J.D. Edwards also helped lift performance. We liked this company because it had strong future growth projections as well as a strong management team. While generally more volatile, new issues can potentially offer greater growth opportunities.

     During the six-month reporting period, the Strategic Growth Fund's Class A net asset value increased from $19.96 on December 31, 1997 to $21.73 on June 30, 1998. The Fund did not distribute dividend income or capital gains.

Portfolio Review

     The Fund is managed with a mid-cap growth emphasis, and potential holdings are primarily companies with attractive long-term earnings growth prospects. The Fund may also invest in IPOs, turn around or acquisition candidates, or attractive smaller-sized companies. These companies often see accelerated growth rates and can help contribute to the Fund's growth objective. We focus on new technology and companies that benefit from changing industries with new technologies. Opportunities are continually researched in high growth sectors including technology, biotechnology and consumer growth companies.

     The Fund's assets were invested 93% in stocks and 7% in cash and cash equivalents at the end of the reporting period. As of June 30, 1998, the portfolio was comprised of 133 stocks spanning many industries.

     One area where we saw long-term opportunity was the assisted living sector. We bought stocks in this sector because we anticipate a large demand for people to be properly cared for as the U.S. population continues to age.

     Hollywood Entertainment is an example of a video chain on a renewed growth track. We are impressed by the company's management and believe


Portfolio Allocation
------------------------

[PIE CHART APPEARS HERE]

93% Stocks

 7% Cash

Strategic Growth Fund                              Investment Advisor Commentary
--------------------------------------------------------------------------------


they have a solid vision for achieving long-term success. Specifically, they are making revolutionary efforts to help meet the needs of their customers. They have approached the Hollywood studios and have entered into a new marketing arrangement to get more videos at lower costs up front, with profit sharing taking place after the videos are rented. This new business model is increasing the company's same-store sales growth.

  Top 10 Equity Holdings
--------------------------------------------------------------------------------

  Name                           % of Portfolio

  Envoy Corp.                         1.9%

  CompuWare Corp.                     1.6%

  HBO & Co.                           1.6%

  Advanced Fibre Communications       1.6%

  Keane Inc.                          1.5%

  CSG Systems Intl. Inc.              1.5%

  Administaff Inc.                    1.5%

  SLM Holding Corp.                   1.5%

  Atlantic Coast Airlines Inc.        1.4%

  Applied Graphics Technology         1.4%


Strategic Outlook

     We feel that the nation's economy, while currently healthy, may weaken in the next few months due to events in Asia. Although the problems in Asia could last several years, we believe that the economy will continue to remain strong. Key indicators of this strength will be a strong U.S. dollar and stable to low inflation levels. We feel that the Federal Reserve Board will not drastically modify rates in the near future.

     Based on this economic outlook, we will focus on mid-cap stocks that are domestically oriented with high future growth projections. Our management team will continue to search for companies that are characterized by dominant market share, technological leadership and a strong management team. We will continue to watch the events in Asia closely and monitor the region's impact on U.S. corporate profitability. This will help us remain

Investment Advisor Commentary                              Strategic Growth Fund
--------------------------------------------------------------------------------


sensitive to the performance of the Fund's holdings.
As a result, we feel that the Fund is positioned very well for the upcoming months and we expect to produce solid performance.

Strategic Growth Fund                       Portfolio of Investments (Unaudited)
--------------------------------------------------------------------------------


    Shares   Security Name                                            Cost          Value
             COMMON STOCKS - 97.55%

             ADVERTISING - 1.35%
    90,000   HA-LO Industries Incorporated +                    $2,107,447     $2,801,250

             BIOTECHNOLOGY - 0.59%
    40,000   Neurex Corporation +                               $1,155,000     $1,215,000

             CAPITAL GOODS - 10.27%
    85,000   Advanced Fibre Communications Incorporated+        $2,847,500     $3,405,312
    20,000   BE Aerospace Incorporated                             461,250        582,500
   100,000   Cellnet Data Systems Incorporated +                 1,245,572        968,750
    70,000   Concentric Network Corporation +                    1,730,714      2,121,875
    40,000   Condor Tech Solutions +                               560,000        590,000
    75,000   First Virtual Corporation +                           740,625        909,375
    25,000   Learning Company Incorporated +                       684,313        740,625
    30,000   Micrel Incorporated +                                 900,000        975,000
    40,000   MIPS Technologies Incorporated                        560,000        537,500
    50,000   Pacific Gateway Exchange                            2,098,438      2,003,125
    70,000   Platinum Technology Incorporation +                 1,823,127      1,999,375
    35,000   Sanmina Corporation +                               1,304,376      1,518,125
   100,200   Smed International Incorporated +                   1,871,580      1,803,600
    30,000   Sterling Commerce Incorporated                      1,234,988      1,455,000
   105,000   Tristar Aerospace Incorporated                      1,676,200      1,627,500
                                                            -------------------------------
                                                               $19,738,683    $21,237,662

             COMMERCIAL SERVICES - 1.91%
    35,000   AccuStaff Incorporated +                           $1,060,850     $1,093,750
    75,000   Boron Lepore & Associates Incorporated +            2,116,625      2,850,000
                                                            -------------------------------
                                                                $3,177,475     $3,943,750

             COMPUTER SOFTWARE - 5.73%
    10,000   America Online Incorporated +                        $354,363     $1,060,000
   100,000   Aris Corporation +                                  2,489,167      2,800,000
    20,000   Lycos Incorporated +                                1,078,500      1,507,500
    20,000   Microsoft Corporation +                             1,257,138      2,167,500
    75,000   Quadramed Corporation                               1,967,875      2,048,437
    55,000   Veritas Software Corporation +                      1,973,125      2,275,625
                                                            -------------------------------
                                                                $9,120,168    $11,859,062

             COMPUTER SYSTEMS - 2.31%
    30,000   Cisco Systems Incorporated +                       $1,765,000     $2,761,875
   106,157   Power Integrations Incorporated                       972,240        968,683
    25,000   Solectron Corporation +                             1,025,983      1,051,563
                                                            -------------------------------
                                                                $3,763,223     $4,782,121

Portfolio of Investments (Unaudited)                       Strategic Growth Fund
--------------------------------------------------------------------------------


    Shares   Security Name                                                     Cost          Value
             CONSUMER - BASIC - 3.95%
   130,000   Capital Senior Living Corporation                           $1,706,240     $1,600,625
     1,125   Clinichem Development Incorporated                               6,750          6,469
    30,000   Kendle International Incorporated +                            736,500        907,500
    36,500   Laser Vision Centers Incorporated +                            506,438        442,562
    95,000   Omega Protein Corporation +                                  1,597,335      1,520,000
    30,000   Sunrise Assisted Living Incorporated                           994,211      1,031,250
    50,000   Total Renal Care Holdings Incorporated +                     1,796,255      1,725,000
    55,000   Weider Nutrition International Incorporated                    868,300        935,000
                                                                     -------------------------------
                                                                         $8,212,029     $8,168,406

             CONSUMER-DISCRETIONARY - 8.46%
    49,000   99 Cents Only Stores +                                      $1,861,547     $2,033,500
    45,000   CKE Restaurants Incorporated                                 1,768,060      1,856,250
   145,000   Cultural Access Worldwide Incorporated +                     1,717,813      1,413,750
    60,000   Headway Corporate Resources Incorporated +                     724,150        712,500
   150,000   Hollywood Entertainment Corporation +                        1,758,178      2,034,375
    10,000   Information Management Resources Incorporated +                260,750        338,125
    10,900   North American Scientific Incorporation +                      303,100        224,813
    50,000   Profit Recovery Group International Incorporated+            1,266,563      1,396,875
    35,000   Restoration Hardware Incorporated +                            746,250        879,375
    20,000   Ross Stores Incorporated                                       822,500        860,000
    40,000   Saville Systems PLC Sponsored ADR +                          2,055,938      2,005,000
    30,000   Tommy Hilfiger Corporation +                                 1,969,300      1,875,000
    75,000   Verio Incorporated                                           1,805,625      1,865,625
                                                                     -------------------------------
                                                                        $17,059,774    $17,495,188

             ENERGY & RELATED - 3.82%
    20,000   Diamond Offshore Drilling Incorporated                      $1,056,972       $800,000
    30,000   Friede Goldman International Incorporated +                    851,875        866,250
    50,000   Noble Drilling Corporation +                                 1,426,738      1,203,125
   100,000   R & B Falcon Corporation +                                   3,648,660      2,262,500
    50,000   Santa Fe International Corporation                           1,969,683      1,512,500
    25,000   Veritas Digicon Incorporated +                               1,363,757      1,248,437
                                                                     -------------------------------
                                                                        $10,317,685     $7,892,812

             ENTERTAINMENT & LEISURE - 0.73%
    60,000   Family Golf Centers Incorporated +                          $1,168,563     $1,518,750

             FINANCE & RELATED - 6.83%
    62,500   Coinstar Incorporated +                                       $576,972       $578,125
    20,000   Conseco Incorporated                                         1,009,589        935,000
    85,000   Envoy Corporation                                            2,573,926      4,026,875
    30,000   Guidant Corporation                                          2,042,687      2,139,375
    90,000   Laser Mortgage Management Incorporated                       1,539,150        978,750
    65,000   SLM Holding Corporation                                      2,900,150      3,185,000
    85,000   Sunstone Hotel Investors Incorporated                        1,363,803      1,131,563
    60,000   Unicapital Corporation +                                       982,708      1,147,500
                                                                     -------------------------------
                                                                        $12,988,985    $14,122,188

Strategic Growth Fund                       Portfolio of Investments (Unaudited)
--------------------------------------------------------------------------------


    Shares   Security Name                                                        Cost          Value
             FOOD & RELATED - 1.10%
    75,000   NuCo2 Incorporated +                                           $1,112,349       $773,438
    25,000   Suiza Foods Corporation +                                       1,344,859      1,492,187
                                                                        -------------------------------
                                                                            $2,457,208     $2,265,625

             GENERAL BUSINESS & RELATED - 20.66%

    70,000   Administaff Incorporated                                       $2,865,645     $3,228,750
    65,000   Applied Graphics Technologies +                                 3,105,312      2,973,750
    10,000   At Home Corporation                                               455,469        473,125
    27,500   Cambridge Tech Partners Incorporated +                          1,378,750      1,502,187
    40,000   Chancelor Media Corporation +                                   1,673,638      1,986,250
    70,000   CSG Systems International Incorporated +                        2,811,950      3,281,250
    80,000   Cunningham Graphics International Incorporated                  1,394,063      1,380,000
   110,000   Daou Systems Incorporated +                                     2,466,897      2,516,250
    50,000   Gartner Group Incorporated Class A +                            1,671,875      1,750,000
    80,000   Genesys Telecommunication Labs Incorporated                     2,460,000      2,645,000
   100,000   HBO & Company                                                   1,614,555      3,525,000
   120,000   Industrial Distribution Group Incorporated                      2,208,137      1,860,000
    60,000   International Integration Incorporated +                          910,313      1,035,000
    75,000   ITT Educational Services Incorporated +                         1,978,863      2,418,750
    40,000   J D Edwards & Company +                                         1,414,375      1,717,500
    60,000   Metamor Worldwide Incorporated +                                2,038,064      2,111,250
    40,000   Micromuse Incorporated +                                          744,218      1,632,500
    60,000   Parexel International Corporation +                             1,715,020      2,182,500
   110,000   Philip Services Corporation +                                   1,022,919        453,750
    71,500   Primus Telecommunications Group Incorporated                    1,249,375      1,354,031
    30,000   SCC Communications Corporation                                    367,500        367,500
    30,000   Staffmark Incorporated                                          1,076,874      1,098,750
   100,000   Teletech Holdings Incorporated +                                1,291,250      1,225,000
                                                                        -------------------------------
                                                                           $37,915,062    $42,718,093

             HEALTHCARE - 0.99%

    22,800   Covance Incorporated +                                           $537,011       $532,950
   185,000   Somnus Medical Technologies                                     2,125,782      1,514,687
                                                                        -------------------------------
                                                                            $2,662,793     $2,047,637

             LARGE CAPITALIZATION STOCKS - 2.08%

    40,000   Ceridian Corporation                                           $2,221,913     $2,350,000
    20,000   Circuit City Stores Incorporated                                  944,232        937,500
    80,000   Novell Incorporated +                                           1,038,909      1,020,000
                                                                        -------------------------------
                                                                            $4,205,054     $4,307,500

             MANUFACTURING PROCESSING - 7.35%

    96,200   Cryolife Incorporated +                                        $1,572,498     $1,515,150
    60,000   Keane Incorporated                                              2,871,225      3,360,000
    60,000   Mettler-Toledo International Incorporated +                     1,200,000      1,203,750
    45,000   Ocular Sciences Incorporated +                                  1,283,125      1,462,500
   150,000   Pharmerica Incorporated +                                       2,142,188      1,809,375
   100,000   PSS World Medical Incorporated                                  1,513,123      1,462,500

Portfolio of Investments (Unaudited)                       Strategic Growth Fund
--------------------------------------------------------------------------------


    Shares   Security Name                                                    Cost          Value
             MANUFACTURING PROCESSING (continued)
    50,000   Safeskin Corporation +                                    $ 2,025,624    $ 2,056,250
    60,000   Sonus Pharmaceuticals Incorporated                            774,688        738,750
    50,000   Technology Solutions Incorporated +                         1,638,126      1,584,375
                                                                    -------------------------------
                                                                       $15,020,597    $15,192,650

             MEDIUM CAPITALIZATION STOCKS - 6.40%
    40,000   Altera Corporation +                                       $1,615,620     $1,182,500
    40,000   Centocor Incorporated +                                     1,693,438      1,450,000
    70,000   Compuware Corporation +                                     3,345,000      3,578,750
    40,000   Consolidated Stores Corporation +                           1,554,669      1,450,000
    25,000   MGIC Investment Corporation                                 1,659,000      1,426,563
    45,000   Office Depot Incorporated +                                 1,469,014      1,420,312
    25,000   Parametric Technology Corporation +                           799,688        678,125
    60,000   Xilinx Incorporated +                                       2,298,438      2,040,000
                                                                    -------------------------------
                                                                       $14,434,867    $13,226,250

             PHARMACEUTICALS - 2.18%
   100,000   Anesta Corporation                                         $1,586,407     $1,443,750
    45,000   Biochem Pharma Incorporated +                               1,083,000      1,192,500
    30,000   MedImmune Incorporated +                                    1,541,591      1,871,250
                                                                    -------------------------------
                                                                        $4,210,998     $4,507,500

             RETAIL & RELATED - 2.39%
    35,000   Barnes & Noble Incorporated +                              $1,151,244     $1,310,312
   120,000   Oakley Incorporated +                                       1,651,310      1,560,000
    55,000   Rite Aid Corporation                                        1,785,451      2,065,938
                                                                    -------------------------------
                                                                        $4,588,005     $4,936,250

             SHELTER & RELATED - 2.91%
   110,000   Brookdale Living Communities Incorporated +                $1,958,313     $2,818,750
    70,000   Lennar Corporation                                          2,033,230      2,065,000
    25,000   Martin Mareitta Materials Incorporated                      1,114,008      1,125,000
                                                                    -------------------------------
                                                                        $5,105,551     $6,008,750

             TELECOMMUNICATIONS - 0.24%
    10,000   Ascend Communication Incorporated +                          $328,125       $495,625

             TRANSPORTATION - 3.24%
   100,000   Atlantic Coast Airlines Incorporated +                     $2,671,751     $3,000,000
   120,000   Midway Airlines Corporation                                 2,072,563      2,295,000
    50,000   Skywest Incorporated                                        1,030,675      1,400,000
                                                                    -------------------------------
                                                                        $5,774,989     $6,695,000

             UTILITIES - 2.06%
    50,000   International Telecommunication
             Data Systems Incorporated +                                $1,200,000     $1,450,000
    22,500   KN Energy Incorporated                                      1,170,000      1,219,219
    30,000   Zions Bancorporation                                        1,473,750      1,593,750
                                                                    -------------------------------
                                                                        $3,843,750     $4,262,969
                                                                    ===============================
             TOTAL COMMON STOCKS                                      $189,356,031   $201,700,038

Strategic Growth Fund                                   Portfolio of Investments
--------------------------------------------------------------------------------


Principal  Security Name                                               Interest   Maturity
                                                                         Rate       Date          Value
           SHORT-TERM INSTRUMENTS - 7.80%

           REPURCHASE AGREEMENTS - 7.80%

$3,198,000   Goldman Sachs Pooled Repurchase Agreement
           - 102% Collateralized by U.S. Government Securities           5.75%     07/01/98     $3,198,000

 4,295,000   HSBC Securities Inc Repurchase Agreement
           - 102% Collateralized by U.S. Government Securities           5.75      07/01/98      4,295,000

 8,632,000   JP Morgan Securities Inc Repurchase Agreement
           - 102% Collateralized by U.S. Government Securities           5.65      07/01/98      8,632,000

           TOTAL SHORT-TERM INSTRUMENTS                                                        $16,125,000
              (Cost $16,125,000)

            TOTAL INVESTMENTS IN SECURITIES
            ------------------------------------------------------------------------------------------------
           (Cost $205,481,016)* (Notes 1 and 3)                        105.35%                $217,825,038
             Other Assets and Liabilities, Net                          (5.35)                 (11,067,444)
                                                             -----------------             -----------------
           TOTAL NET ASSETS                                            100.00%                $206,757,594
                                                             =================             =================

------------------------------------------------------------------------------------------------------------

+Non-income earning securities.
*Cost for federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation consists of:

           Gross Unrealized Appreciation       $ 22,089,962
           Gross Unrealized Depreciation        (9,745,940)
                                             --------------
           Net Unrealized Appreciation         $ 12,344,022
                                             ==============

The accompanying notes are an integral part of these financial statements.

                                                           Strategic Growth Fund
--------------------------------------------------------------------------------



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                                                                              14

Strategic Growth Fund                                               Statement of Assets and Liabilities (unaudited) - June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------



   ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
  Investments:
    In securities, at market value (See cost below)                                           $  217,825,038
    Cash                                                                                               1,945
  Receivables:
    Dividends and interest                                                                            44,679
    Fund shares sold                                                                                  49,367
    Investment securities sold                                                                     5,928,903
  Organizational expenses, net of amortization                                                             0
    Prepaid expenses                                                                                   7,143
  Total Assets                                                                                   223,857,075

  LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
  Payables:
    Investment securities purchased                                                               16,437,350
    Distribution to shareholders                                                                           0
    Fund shares redeemed                                                                             345,464
    Due to sponsor and distributor (Note 2)                                                           95,855
    Due to adviser (Note 2)                                                                          155,873
    Other                                                                                             64,939
  Total Liabilities                                                                               17,099,481
  TOTAL NET ASSETS                                                                            $  206,757,594
  Net assets consist of:
    Paid-in capital                                                                           $  191,518,994
  Undistributed net investment income (loss)                                                     (1,100,411)
  Undistributed net realized gain(loss)                                                            3,994,989
  on investments
  Net unrealized appreciation (depreciation)                                                      12,344,022
  of investments
  TOTAL NET ASSETS                                                                            $  206,757,594

  COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
-----------------------------------------------------------------------------------------------------------------------------------
  Net assets - Class A                                                                        $  151,060,220
  Shares outstanding - Class A                                                                     6,951,073
  Net asset value per share - Class A                                                         $        21.73
  Maximum offering price per share - Class A                                                  $        22.93(1)
  Net assets - Class B                                                                        $   27,528,415
  Shares outstanding - Class B                                                                     1,042,479
  Net asset value and offering price per share - Class B                                      $        26.41
  Net assets - Class C                                                                        $   28,168,959
  Shares outstanding - Class C                                                                     1,067,114
  Net asset value and offering price per share - Class C                                      $        26.40
  Investment At Cost (Note 3)                                                                 $  205,481,016
-----------------------------------------------------------------------------------------------------------------------------------

  (1) Maximum offering price is computed as 100/94.75 of net asset value.
  On investments of $50,000 or more the offering price is reduced.
  The accompanying notes are an integral part of these financial statements.


Statement of Assets and Liabilities (unaudited) - June 30, 1998                                               Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------



  INVESTMENT INCOME                                                                           $      202,371
    Dividends                                                                                        190,683
    Interest                                                                                         393,054
    Total Investment Income

  EXPENSES (NOTE 2)                                                                                  515,253
    Advisory fees                                                                                     70,244
    Administration fees                                                                               32,582
    Custody fees                                                                                     257,626
    Shareholder servicing fees                                                                        51,106
    Portfolio accounting fees                                                                        144,271
    Transfer agency fees                                                                             293,074
    Distribution fees                                                                                  3,777
    Organization cost                                                                                 17,594
    Legal and audit fees                                                                              34,421
    Registration fees                                                                                  2,217
    Directors' fees                                                                                   57,929
    Shareholder reports                                                                               17,834
    Other                                                                                          1,497,928
  Total Expenses
    Less:                                                                                             (4,463)
       Waived fees and reimbursed expenses                                                         1,493,465
  Net Expenses                                                                                    (1,100,411)
  Net Investment Income
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                              10,017,661
    Net realized gain (loss) on sale of investments
    Net change in unrealized appreciation                                                         10,343,403
       (depreciation) of investments                                                              20,361,064
  Net Gain (loss) on Investments
  NET INCREASE (DECREASE) IN NET ASSETS                                                       $   19,260,653
  RESULTING FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Strategic Growth Fund                                                 Statement of Changes in Net Assets (unaudited) - June 30, 1998
------------------------------------------------------------------------------------------------------------------------------------



                                                             For the Six                     For the                      For the
                                                             Months Ended                   Year Ended                  Year Ended
                                                            June 30, 1998                Dec. 31, 1997(1)              Dec. 31, 1996
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                      $  (1,100,411)                 $  (1,976,702)              $ (1,450,885)
Net realized gain (loss) on sale of investments                10,017,661                     27,263,706                 12,997,935
Net change in unrealized appreciation                          10,343,403                    (4,721,950)                (4,523,410)
Net increase in net assets resulting from operations           19,260,653                     20,565,054                  7,023,640
Distributions to shareholders:
From net investment income
  Class A                                                               0                              0                          0
  Class B                                                               0                           0(2)                        N/A
  Class C                                                               0                              0                          0
From net realized gain on sales of investments
  Class A                                                               0                   (32,094,549)                  (941,378)
  Class B                                                               0                           0(2)                        N/A
  Class C                                                               0                   (12,310,107)                  (415,927)
Capital share transactions:
Proceeds from shares sold - Class A                            85,743,875                    227,568,030                154,071,907
Reinvestment of dividends - Class A                                     0                     24,933,472                    728,971
Cost of shares redeemed - Class A                            (96,848,064)                  (219,015,611)               (86,486,498)
Net increase (decrease) in net assets
resulting from capital share transactions - Class A          (11,104,189)                     33,485,891                 68,314,380
Proceeds from shares sold - Class B                             5,361,937                  23,193,050(2)                        N/A
Reinvestment of dividends - Class B                                  0(2)                            N/A
Cost of shares redeemed - Class B                             (3,468,161)                   (422,099)(2)                        N/A
Net increase (decrease) in net assets
resulting from capital share transactions - Class B             1,893,776                  22,770,951(2)                        N/A
Proceeds from shares sold - Class C                            24,512,080                    221,398,643                110,701,166
Reinvestment of dividends - Class C                                     0                      6,423,494                    176,740
Cost of shares redeemed - Class C                            (41,096,452)                  (233,237,347)               (83,911,395)
Net increase(decrease) in net assets
resulting from capital share transactions - Class C          (16,584,372)                    (5,415,210)                 26,966,511
Increase(decrease) in Net Assets                              (6,534,132)                     27,002,030                100,947,226
Net Assets:
Beginning net assets                                          213,291,726                    186,289,696                 85,342,470
Ending net assets                                           $ 206,757,594                  $ 213,291,726              $ 186,289,696
------------------------------------------------------------------------------------------------------------------------------------

(1) Proceeds from shares sold includes $37,967,719 for Class A shares, and $22,688,669 for Class B shares as a result of the consolidation of the Overland Express Strategic Growth Fund. See note 1.
(2) This class of shares commenced operations on December 15, 1997.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets (unaudited) - June 30, 1998         Strategic Growth Fund
--------------------------------------------------------------------------------------------

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                                                                              18

Strategic Growth Fund                                                                              Financial Highlights (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout each period is as follows:

                                                             Class A(1)

                                                              Six Months                    Year Ended                  Year Ended
                                                                June 30,                      Dec. 31,                    Dec. 31,
                                                                    1998                          1997                        1996
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $19.96                        $26.42                      $24.12
Income from investment operations:
Net investment income (loss)                                     (0.09)                        (0.07)                      (0.04)
Net realized and unrealized gain
 (loss) on investments                                             1.86                          2.48                        2.54
Total from investment operations                                   1.77                          2.41                        2.50
Less Distributions:
Dividends from net investment income                               0.00                          0.00                        0.00
Distributions from net realized gain                               0.00                        (8.87)                      (0.20)
Tax return of capital                                              0.00                          0.00                        0.00
Total from Distributions                                           0.00                        (8.87)                      (0.20)
NET ASSET VALUE, END OF PERIOD                                   $21.73                        $19.96                      $26.42
Total Return*                                                     8.87%                         7.73%                      10.32%
Ratios/supplemental data:
Net assets, end of period (000)                                $151,060                      $148,122                    $131,226
Ratios to average net assets (annualized):
Ratio of expenses to average net assets                           1.27%                      1.18%(6)                    1.24%(6)
Ratio of net investment income
to average net assets                                           (0.88%)                    (0.96%)(6)                  (0.82%)(6)
Portfolio turnover                                                 239%                       256%(6)                      10%(5)
Average commission rate paid(2)                                 $0.0568                    $0.0622(6)                  $0.0760(5)
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses                               1.27%                      1.18%(6)                    1.27%(6)
Ratio of net investment income to
average net assets prior to waived fees
and reimbursed expenses                                        (0.088%)                    (0.96%)(6)                  (0.85%)(6)
------------------------------------------------------------------------------------------------------------------------------------

* Total returns do not include any sales charges.
(1) Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc. See Note 1.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


Financial Highlights (Unaudited)                       Class B                                                Strategic Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------

                      Year Ended        Year Ended      Period Ended    Six Months Ended        Period Ended
                        Dec. 31,          Dec. 31,          Dec. 31,            June 30,             Dec 31,
                            1995              1994              1993(3)             1998                1997(4)
------------------------------------------------------------------------------------------------------------------------------------

                          $19.06            $18.93            $14.34               24.33              $23.68

                          (0.06)            (0.16)            (0.04)              (0.19)              (0.02)

                            8.12              0.96              5.27                2.27                0.67
                            8.06              0.80              5.23                2.08                0.65

                            0.00              0.00            (0.04)                0.00                 0.0
                          (3.00)            (0.47)            (0.59)                0.00                0.00
                            0.00            (0.20)            (0.01)                0.00                0.00
                          (3.00)            (0.67)            (0.64)                0.00                0.00
                          $24.12            $19.06            $18.93              $26.41              $24.33
                          42.51%             4.23%            36.56%               8.55%               2.74%

                         $59,016           $26,744           $25,413             $27,528             $23,562

                           1.28%             1.20%             0.66%               1.91%               1.89%

                         (0.76%)           (0.81%)           (0.01%)             (1.53%)             (1.63%)
                            171%              149%              182%                239%                256%
                             N/A               N/A               N/A             $0.0568             $0.0622
-----------------------------------------------------------------------------------------------------------------------------------

                           1.38%             1.55%             1.64%               1.91%               1.89%


                         (0.86%)           (1.16%)           (0.99%)             (1.53%)             (1.63%)
-----------------------------------------------------------------------------------------------------------------------------------

(3) The Class A shares commenced operations on January 20,1993.
(4) The Class B shares commenced operations on December 15, 1997.
(5) The portfolio turnover for and average commission rate paid by the Capital Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The information shown reflects the stand-alone period only.
(6) This ratio includes activity of the Master Portfolio prior to December 15, 1997 .
The accompanying notes are an integral part of these financial statements

Strategic Growth Fund                                                                              Financial Highlights (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------



Financial Highlights
For a share outstanding throughout each period is as follows:

                                                               Class C/1//3/

                                                               Six Months
                                                                    Ended        Year Ended
                                                                 June 30,          Dec. 31,
                                                                     1998              1997
NET ASSET VALUE, BEGINNING OF PERIOD                               $24.32            $32.42
Income from investment operations:
Net investment income (loss)                                       (0.19)            (0.45)
Net realized and unrealized gain
(loss) on investments                                                2.27              3.17
Total from investment operations                                     2.08              2.72
Less Distributions:
Dividends from net investment income                                 0.00              0.00
Distributions from net realized gain                                 0.00           (10.82)
Tax return of capital                                                0.00              0.00
Total from Distributions                                             0.00           (10.82)
NET ASSET VALUE, END OF PERIOD                                     $26.40            $24.32
Total Return                                                        8.55%             6.98%
Ratios/supplemental data:
Net assets, end of period (000)                                   $28,169           $41,608
Ratios to average net assets (annualized):
Ratio of expenses to average net assets                             1.92%             1.93%/4/
Ratio of net investment income to average
net assets                                                        (1.55%)           (1.70%)/4/
Portfolio turnover                                                   239%              256%/4/
Average commission rate paid/2/                                   $0.0568           $0.0622/4/
Ratio of expenses to average net assets prior to
waived fees and reimbursed expenses                                 1.93%             1.94%/4/
Ratio of net investment income to average net assets
prior to waived fees and reimbursed expenses                      (1.56%)           (1.71%)/4/
* Total returns do not include any sales charges.
-----------------------------------------------------------------------------------------------------------------------------------

*   Total returns do not include any sales charges.
/1/ Periods prior to December 31, 1997 have been restated to give effect to the conversion ratios applied in the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc. See Note 1.
/2/ For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

Financial Highlights (Unaudited)                 Strategic Growth Fund
--------------------------------------------------------------------------------




  Year Ended      Year Ended      Year Ended      Period Ended
    Dec. 31,        Dec. 31,        Dec. 31,          Dec. 31,
        1996            1995            1994              1993
      $29.84          $23.74          $23.75            $21.53

      (0.11)          (0.23)          (0.34)            (0.62)

        2.93           10.03            1.16              3.60
        2.82            9.80            0.82              2.98

        0.00            0.00            0.00              0.00
      (0.24)          (3.70)          (0.57)            (0.76)
        0.00            0.00          (0.26)              0.00
      (0.24)          (3.70)          (0.83)            (0.76)
      $32.42          $29.84          $23.74            $23.75
       9.46%          41.54%           3.46%            13.84%

     $55,063         $26,326         $15,335           $11,932

       2.00%/4/        2.02%           1.95%             0.61%

     (1.58%)/4/      (1.49%)         (1.56%)           (1.00%)
         10%/5/         171%            149%              182%
     $0.0760/5/          N/A             N/A               N/A

       2.02%/4/        2.09%           2.23%             2.14%

     (1.60%)/4/      (1.56%)         (1.84%)           (2.53%)
--------------------------------------------------------------------------------
/3/ This class of shares commenced operations as Class D shares on July 1, 1993. These shares were renamed as Class C shares in conjunction with the consolidation of Overland Express Funds, Inc. and Stagecoach Funds, Inc. See
Note 1.
/4/ This ratio includes activity of the Master Portfolio prior to December 15, 1997.
/5/ The portfolio turnover for and average commission rate paid by the Capital Appreciation Master Portfolio from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The information shown reflects the stand-alone period only. The accompanying notes are an integral part of these financial statements

Strategic Growth Fund                  Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


Notes to the Financial Statements (Unaudited)

1. Significant Accounting Policies

Organization

   Stagecoach Funds, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end series management investment company. The Company commenced operations on January 1, 1992 and currently offers thirty-three separate series. These financial statements represent the Strategic Growth Fund (the Fund) a diversified series of the Company.

   At a meeting held on July 23, 1997, the Boards of Directors of Overland Express Funds, Inc. (at times, Overland) and the Company approved a consolidation agreement providing for the transfer of the assets and liabilities of each Overland fund to a corresponding fund of the Company in exchange for shares of designated classes of the corresponding Stagecoach Fund (the Consolidation). The Consolidation was subsequently approved by Overland shareholders. As a result of this Consolidation, effective at the close of business on December 12, 1997, the Stagecoach Aggressive Growth Fund acquired all of the assets and assumed all of the liabilities of the Overland Strategic Growth Fund. To ensure that each Overland shareholder would hold shares of the corresponding Stagecoach Fund equal in value to the total value of the shares of the Overland fund held by the shareholder immediately before the Consolidation, the conversion ratios applied to the Overland Strategic Growth Fund shares were
0.69721936 and 0.69679054 for Class A and Class D shares, respectively. Class D shares were renamed as Class C shares in conjunction with the Consolidation.

   Subsequent to the application of the above mentioned conversion ratios, shareholders of the Fund received one share of the Stagecoach Fund for every share held of the Overland fund. Shares issued by the Stagecoach Aggressive Growth Fund were 6,399,356 (valued at $130,801,032). At the date of the Consolidation, the components of net assets for the Overland & Stagecoach funds were as follows:


                                   Overland Strategic   Stagecoach Aggressive
December 12, 1997                         Growth Fund             Growth Fund
--------------------------------------------------------------------------------
Paid-in Capital                          $142,434,794             $60,656,387
Undistributed Net Realized Gain (Loss)              0              (6,239,908)
Unrealized Appreciation (Depreciation)    (11,633,762)              8,008,769
                                          -----------              ----------
Total Net Assets                         $130,801,032             $62,425,248


   Subsequent to the Consolidation, the Stagecoach Aggressive Growth Fund was renamed Stagecoach Strategic Growth Fund. The combined net assets immediately after the Consolidation were $193,226,280. Additionally, the Fund retained Overland accounting and performance history. Historical data found within this semi-annual report has been restated to give effect to the conversion ratios listed above.

Notes to Financial Statements (Unaudited)                  Strategic Growth Fund
--------------------------------------------------------------------------------



   The acquisition was accomplished in a tax-free exchange for shares of the Fund. At the time of the Consolidation, the Strategic Growth Fund structure was a feeder Fund in a master-feeder structure. The Fund was restructured to invest directly in a portfolio of securities, rather than to invest in portfolio securities through a master Fund. The corresponding Capital Appreciation Master Portfolio (the Master Portfolio) distributed all of its assets and liabilities in-kind to its interestholders and wound up its affairs (the Dissolution). The Dissolution occurred at the close of business on December 12, 1997. The following amounts of income and expense were allocated from the Master Portfolio to the feeder Fund for the period from January 1, 1997 to December 12, 1997:

          Interest                       $193,285
          Dividends                       157,182
          Expenses                      (952,217)
          Waived Fees                           0
          ---------------------------------------
          Net Investment Income        $(601,750)

   The Fund offers Class A, Class B and Class C shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees, shareholder servicing fees and transfer agency fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weightings of pro rata income and gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and transfer agency fees.

   The following significant accounting policies are consistently followed by the Company in the preparation of its financial statements, and such policies are in conformity with generally accepted accounting principles (GAAP) for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. These estimates should not be considered an indication of actual or expected figures; actual results may differ.

Strategic Growth Fund                  Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------



Investment Policy and Security Valuation

   All securities are valued at the close of each business day. Securities for which the primary market is a national or foreign recognized securities or commodities exchange or the National Association of Securities Dealers Automated Quotation (Nasdaq) National Market are valued at the last reported sales price on the day of valuation. Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in those securities or by an independent pricing source. U.S. Government obligations are valued at the last reported bid price. In the absence of any sale of such securities on the valuation date and in the case of other securities, excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value. Securities for which quotations are not readily available are valued at fair value as determined by policies set by the Company's Board of Directors.

Security Transactions and Income Recognition

   Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Realized gains or losses are reported on the basis of identified cost of securities delivered. Bond discounts are accreted and premiums are amortized as required by the Internal Revenue Code of 1986, as amended (the Code).

TBA Purchase Commitments

   The Fund may enter into TBA (to be announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund holds, and maintains until the settlement date, cash or high-quality debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under Security Valuation above.

   Although the Fund generally enters into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's adviser deems it appropriate to do so.

Repurchase Agreements

   Transactions involving purchases of securities under agreements to resell such securities (repurchase agreements) are treated as collateralized financing transactions and are recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Portfolio of Investments. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank, N.A. (WFB). The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank

Notes to Financial Statements (Unaudited)                  Strategic Growth Fund
--------------------------------------------------------------------------------




under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements held by the Fund are collateralized by instruments such as U.S. Treasury or federal agency obligations.

Distributions to Shareholders

   Dividends to shareholders from net investment income of the Fund, if any, are declared and distributed annually. Any distributions to shareholders from net realized capital gains are declared and distributed annually.

Federal Income Taxes

   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined in the Code, and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at June 30, 1998.

The Fund had the following net capital loss carryforwards at June 30, 1998:

                 Year Expires     Capital Loss Carryforwards
              -------------------------------------------------
                 2004             $3,168,815
                 2005             2,470,830

   The Company's Board of Directors intends to offset net capital gains with each capital loss carryforward, and no capital gain distribution shall be made until each carryforward has been fully utilized or expires.

   Due to the timing of dividend distributions and the differences in accounting for income and realized gains (losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains (losses) were recorded by the Fund. The differences between the income or gains distributed on a book versus tax basis are shown as excess distributions of net investment income and net realized gain on sales of investments in the accompanying Statements of Changes in Net Assets. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Organization Expenses

   The Fund has been charged for expenses incurred in connection with the organization and initial registration of the Fund and/or classes of shares. Certain of

Strategic Growth Fund                  Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


these expenses are being amortized by the Fund on a straight-line basis over 60 months from the date the Fund and/or class commenced operations.

2.   Agreements and Other Transactions with Affiliates

The Company has entered into an advisory contract on behalf of the Fund with WFB. Pursuant to the contract, WFB has agreed to provide the Fund with daily portfolio management. Under the contract, WFB is entitled to be paid a monthly advisory fee at the annual rate of 0.50% of the Fund's average daily net assets.

     Prior to December 15, 1997, the Fund did not directly retain an investment adviser because the Fund invested all of its assets in a separate Master Portfolio which, in turn, retained WFB as investment adviser. Advisory fees were charged to the Master Portfolio at the same rates as listed above.

     The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB is responsible for providing custody and portfolio accounting services for the Fund. Pursuant to the contract, WFB is entitled to certain transaction charges plus an annual fee for custody services at the annual rate of 0.0167% of the average daily net assets of the Fund. For portfolio accounting services, WFB is entitled to a monthly base fee of $2,000 plus an annual fee of 0.07% of the first $50 million of the Fund's average daily net assets, 0.045% of the next $50 million and 0.02% of the Fund's average daily net assets in excess of $100 million.

     The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB provides transfer agency services for the Fund. Under the transfer agency contract, WFB is entitled to receive transfer agency fees at an annual rate of 0.14% of the average daily net assets of the Class A, Class B and Class C shares of the Fund. Prior to February 1, 1997, under the agency contract with the Fund, WFB was paid a per account fee plus other related costs with a minimum monthly fee of $3,000 unless net assets of the Fund were less than $20 million. For as long as the net assets remained under $20 million, the Fund would not be charged any transfer agency fees by WFB.

     Transfer agency fees paid on behalf of the Fund for the six months ended June 30, 1998 were $103,343, $17,902, and $23,026 for the Class A, Class B, and
Class C shares of the Fund, respectively.

     The Company has entered into a contract on behalf of the Fund with WFB, whereby WFB has agreed to provide shareholder services for the Fund. Pursuant to the contract, WFB is entitled to receive shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class of the Fund.

     Shareholder servicing fees paid on behalf of the Fund for the six months ended June 30, 1998 were $184,540, $31,968, and $41,118 for Class A, Class B, and Class C shares of the Fund, respectively.

     The Company has entered into an administration agreement on behalf of the Fund whereby WFB as administrator and Stephens Inc. (Stephens) as co-administrator provide the Fund with administration services. For these services, WFB and Stephens are entitled to receive monthly fees at the annual rates of 0.03% and 0.04%, respectively, of the Fund's average daily net assets. Prior to February 1, 1998, WFB and

Notes to Financial Statements (Unaudited)                  Strategic Growth Fund
--------------------------------------------------------------------------------


Stephens were entitled to receive monthly fees at the annual rate of .04% and
 .02%, respectively, of each Fund's average daily net assets. Prior to May 1, 1997, Stephens provided substantially the same services as sole administrator to the Fund. Under the previous agreements, the Fund had agreed to pay Stephens a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% of the average daily net assets in excess of $200 million.

     The Company has adopted separate Distribution Plans for the Class A, Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act (each, a Plan). The Plan for Class A shares of the Fund provides that the Fund may pay to Stephens up to 0.10% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services or as reimbursement for distribution-related expenses. Prior to December 15, 1997, the Plan provided that the Fund pay to Stephens up to 0.25% of its average daily net assets attributable to the Class A shares as compensation for distribution-related services.

     The Plans for the Class B and Class C shares of the Fund provide that the Fund may pay to Stephens, as compensation for distribution-related services or as reimbursement for distribution-related expenses, up to 0.75% of the average daily net assets attributable to the Class B and Class C shares of the Fund.

     The Fund may participate in joint distribution activities with other Funds, in which event, expenses reimbursed out of the assets of one of the Funds may be attributable, in part, to the distribution-related activities of another Fund. Generally, the expenses of joint distribution activities are allocated among the Funds in proportion to their relative net asset sizes.

     Distribution fees paid on behalf of the Fund for the six months ended June 30, 1998 were $73,816, $95,903, and $123,355 for Class A, Class B, and Class C
shares of the Fund, respectively.

     Registration fees paid on behalf of the Fund for the six months ended June 30, 1998 were $21,527, $4,959, and $7,935 for Class A, Class B and Class C shares of the Fund, respectively.

     The amount shown as waived fees and reimbursed expenses on the Statement of Operations for the six months ended June 30, 1998, were waived by WFB. Waived fees and reimbursed expenses continue at the discretion of WFB and Stephens.

     Certain officers and one of the directors of the Company are also officers of Stephens. As of June 30, 1998, Stephens owned seven shares of the Fund.

     Stephens has retained $5,647,291 as sales charges from the proceeds of Class A shares sold, $1,473,156 as proceeds from Class B shares redeemed by the Company and $29,526 as proceeds from Class C shares redeemed by the Company for the six months ended June 30, 1998. Wells Fargo Securities Inc., a subsidiary of WFB, received $4,712,432 as sales charges from the proceeds of Class A shares sold, $854,265 as proceeds from Class B shares redeemed by the Company and $0 as proceeds from Class C shares redeemed by the Company for the six months ended June 30, 1998.

Strategic Growth Fund                  Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


3.   Investment Portfolio Transactions

     Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date), for the Fund for the six months ended June 30, 1998, were $459,026,073 and $476,167,638, respectively.

4.   Capital Share Transactions

     As of June 30, 1998, there were over 108 billion shares of $0.001 par value capital stock authorized by the Company. As of June 30, 1998, the Fund was authorized to issue 100 million shares of $0.001 par value capital stock for each class of shares.

Capital share transactions for the Fund were as follow:
                                (Unaudited)         For the          For the
                                For the Six      Year Ended       Year Ended
                               Months Ended    December 31,     December 31,
                              June 30, 1998         1997/1/            1996*
--------------------------------------------------------------------------------

SHARES ISSUED AND REDEEMED:
Shares sold - Class A             4,160,800       9,450,816        5,734,498

Shares issued in reinvestment
of dividends - Class A                    0       1,180,296           26,926

Shares redeemed - Class A        (4,631,513)     (8,176,548)      (3,240,135)

Net increase(decrease) in shares
outstanding - Class A              (470,713)      2,454,564        2,521,289

Shares sold - Class B               209,445         986,522              N/A

Shares issued in reinvestment
of dividends - Class B                    0               0              N/A

Shares redeemed - Class B          (135,470)        (18,018)             N/A

Net increase(decrease) in shares
outstanding - Class B                73,975         968,504              N/A

Shares sold - Class C             1,023,021       7,044,117        3,347,233

Shares issued in reinvestment
of dividends - Class C                    0         249,166            5,316

Shares redeemed - Class C        (1,666,716)     (7,280,888)      (2,536,604)

Net increase(decrease) in
shares outstanding - Class C       (643,695)         12,395          815,945

--------------------------------------------------------------------------------

* Figures have been restated to give effect to the conversion ratios applied in the Consolidation. See Note 1.
/1/ Shares sold includes 2,038,293 for Class A shares and 964,884 for Class B shares as a result of the consolidation of the Overland Express Strategic Growth Fund.

Notes to Financial Statements (Unaudited)                  Strategic Growth Fund
--------------------------------------------------------------------------------



5.   Subsequent Events

     The Fund changed its fiscal year-end to September 30 to coincide with the year-end of other funds offered by the Company.

     On August 1, 1998, Wells Capital Management Incorporated (WCM), a wholly-owned subsidiary of WFB, began acting as investment sub-advisor to the Fund. WCM is entitled to receive from WFB, as compensation for its sub-advisory services, a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets up to $200 million, 0.20% for the next $200 million and 0.15% of the Fund's average daily net assets in excess of $400 million. WCM's minimum annual fee is $120,000 for the Fund. This minimum annual fee does not increase the advisory fees paid by the Fund to WFB.

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Strategic Growth Fund
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31
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                                                                              32

Wells Fargo provides investment advisory services, shareholders services, and certain other services for Stagecoach Funds. The Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo is not affiliated with Stephens Inc.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Stagecoach Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or proceeded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222. Read the prospectus carefully before you invest or send money.

(C) Stagecoach Funds





STAGECOACH FUNDS(R)                                         -----------------
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